Exhibit 10.6

          Employment Agreement, dated July 6, 1989, between William H. Brenton and Brenton Banks, Inc. This Employment Agreement
          is incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1994.
     50